SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        HOTEL RESERVATIONS NETWORK, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                     75-2817683
        --------                                     ----------
(State of incorporation)                (I.R.S. Employer Identification No.)

    8140 Walnut Hill Lane, Suite 203
             Dallas, Texas                              75231
             -------------                              -----
(Address of principal executive offices)              (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-90601

Securities to be registered pursuant to Section 12(g) of the Act:

                                 Title of class
                                to be registered
                                ----------------
                              Class A Common Stock,
                            par value $.01 per share

Item 1.           Description of Registrant's Securities to be Registered.
                  -------------------------------------------------------

                  The information required by this Item 1 is incorporated by reference to the information set forth under "Description of Capital Stock" in the registrant's Registration Statement on Form S-1 (File No. 333-90601) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on November 9, 1999, and as amended (the "Registration Statement"). Such information also will appear in the registrant's prospectus that forms a part of the Registration Statement, and such prospectus is incorporated by reference.

Item 2.           Exhibits.
                  --------

                  All of the following exhibits have been, or will be, filed as exhibits to the Registration Statement, and are hereby incorporated by reference.

                  Exhibit Number         Description of Exhibit
                  --------------         ----------------------
                       3.1               Amended Certificate of
                                         Incorporation (as currently in
                                         effect)

                       3.2 Form of Restated Certificate of Incorporation (to be effective immediately prior to the consummation of this offering)

                       3.3               Form of Restated Bylaws

                       4.1               Specimen class A common stock
                                         certificate

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           HOTEL RESERVATIONS NETWORK, INC.


February 16, 2000                          By: /s/ Thomas Kuhn
                                               ---------------
                                               Name:  Thomas Kuhn
                                               Title: Vice President

                                Index to Exhibits


    Exhibit Number            Description of Exhibit
    --------------            ----------------------
         3.1                  Amended Certificate of Incorporation (as
                              currently in effect)

         3.2 Form of Restated Certificate of Incorporation (to be effective immediately prior to the consummation of this offering)

         3.3                  Form of Restated Bylaws

         4.1                  Specimen class A common stock certificate